                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

     The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Robert C. Lyons, Deborah A. Golden and William M. Muckian or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 2006 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.


                                               /s/ Rod F. Dammeyer
                                               ---------------------------------
                                               Rod F. Dammeyer
                                               Director


Date: February 23, 2007
      ------------------------

                                POWER OF ATTORNEY

     The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Robert C. Lyons, Deborah A. Golden and William M. Muckian or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 2006 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.


                                               /s/ James M. Denny
                                               ---------------------------------
                                               James M. Denny
                                               Director


Date: February 23, 2007
      ------------------------

                                POWER OF ATTORNEY

     The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Robert C. Lyons, Deborah A. Golden and William M. Muckian or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 2006 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.


                                               /s/ Richard Fairbanks
                                               ---------------------------------
                                               Richard Fairbanks
                                               Director


Date: February 23, 2007
      ------------------------

                                POWER OF ATTORNEY

     The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Robert C. Lyons, Deborah A. Golden and William M. Muckian or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 2006 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.


                                               /s/ Deborah M. Fretz
                                               ---------------------------------
                                               Deborah M. Fretz
                                               Director


Date: February 21, 2007
      ------------------------

                                POWER OF ATTORNEY

     The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Robert C. Lyons, Deborah A. Golden and William M. Muckian or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 2006 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.


                                               /s/ Marla C. Gottschalk
                                               ---------------------------------
                                               Marla C. Gottschalk
                                               Director


Date: February 23, 2007
      ------------------------

                                POWER OF ATTORNEY

     The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Robert C. Lyons, Deborah A. Golden and William M. Muckian or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 2006 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.

                                               /s/ Mark G. McGrath
                                               ---------------------------------
                                               Mark G. McGrath
                                               Director

Date: February 23, 2007
      ------------------------

                                POWER OF ATTORNEY

     The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Robert C. Lyons, Deborah A. Golden and William M. Muckian or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 2006 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.

                                               /s/ Michael E. Murphy
                                               ---------------------------------
                                               Michael E. Murphy
                                               Director


Date: February 20, 2007
      ------------------------

                                POWER OF ATTORNEY

     The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Robert C. Lyons, Deborah A. Golden and William M. Muckian or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 2006 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.

                                               /s/ Casey J. Sylla
                                               ---------------------------------
                                               Casey J. Sylla
                                               Director

Date: February 23, 2007
      ------------------------